FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)

One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

L-3 COMMUNICATIONS CORPORATION
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3937436 (I.R.S. employer identification no.)

Broadcast Sports Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1977327 (I.R.S. employer identification no.)
D.P. Associates Inc.
(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1389520 (I.R.S. employer identification no.)
Electrodynamics, Inc.
(Exact name of obligor as specified in its charter)

Arizona (State or other jurisdiction of incorporation or organization)	36-3140903 (I.R.S. employer identification no.)
Interstate Electronics Corporation
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-1912832 (I.R.S. employer identification no.)
L-3 Communications Advanced Laser Systems Technology, Inc.
(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-2808669 (I.R.S. employer identification no.)

L-3 Communications AIS GP Corporation
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-4137187 (I.R.S. employer identification no.)
L-3 Communications Avionics Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-1865601 (I.R.S. employer identification no.)
L-3 Communications Cincinnati Electronics Inc.
(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	31-0826926 (I.R.S. employer identification no.)
L-3 Communications Electron Technologies, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	91-2046609 (I.R.S. employer identification no.)
L-3 Communications EO/IR, Inc.
(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	59-3316817 (I.R.S. employer identification no.)

L-3 Communications ESSCO, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-2281486 (I.R.S. employer identification no.)
L-3 Communications Flight Capital LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-3089735 (I.R.S. employer identification no.)
L-3 Communications Flight International Aviation LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0654591 (I.R.S. employer identification no.)
L-3 Communications Infrared Vision Technology Corporation
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	77-0534649 (I.R.S. employer identification no.)
L-3 Communications Integrated Systems L.P.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	03-0391841 (I.R.S. employer identification no.)

L-3 Communications Investments Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0260723 (I.R.S. employer identification no.)
L-3 Communications Klein Associates, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0277515 (I.R.S. employer identification no.)
L-3 Communications Mobile-Vision, Inc.
(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	22-2893537 (I.R.S. employer identification no.)
L-3 Communications Security and Detection Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3054475 (I.R.S. employer identification no.)
L-3 Communications Sonoma EO, Inc.
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	68-0439616 (I.R.S. employer identification no.)

L-3 Communications Vector International Aviation LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	42-1569647 (I.R.S. employer identification no.)
L-3 Communications Vertex Aerospace LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	64-0941176 (I.R.S. employer identification no.)
L-3 Communications Westwood Corporation
(Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	87-0430944 (I.R.S. employer identification no.)
Lincom Wireless, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-4832760 (I.R.S. employer identification no.)
Microdyne Communications Technologies Incorporated
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	59-3500774 (I.R.S. employer identification no.)

Microdyne Corporation
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-0856493 (I.R.S. employer identification no.)
Microdyne Outsourcing Incorporated
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	33-0797639 (I.R.S. employer identification no.)
Pac Ord Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2523436 (I.R.S. employer identification no.)
Power Paragon, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0638510 (I.R.S. employer identification no.)
SPD Electrical Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2457758 (I.R.S. employer identification no.)

SPD Switchgear, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2510039 (I.R.S. employer identification no.)
Titan Facilities, Inc.
(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-0918681 (I.R.S. employer identification no.)
International Resources Group, Ltd.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2777542 (I.R.S. employer identification no.)
L-3 Chesapeake Sciences Corporation
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-1737390 (I.R.S. employer identification no.)
L-3 Communications Applied Signal and Image Technology, Inc.
(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-1915376 (I.R.S. employer identification no.)

L-3 Communications CyTerra Corporation
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	04-3496006 (I.R.S. employer identification no.)
L-3 Communications Dynamic Positioning and Control Systems, Inc.
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	33-0386810 (I.R.S. employer identification no.)
L-3 Communications EOTech, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1620559 (I.R.S. employer identification no.)
L-3 Communications Foreign Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-5871893 (I.R.S. employer identification no.)
L-3 Communications Germany Holdings, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	27-2047124 (I.R.S. employer identification no.)

L-3 Communications MariPro, Inc.
(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	33-0947774 (I.R.S. employer identification no.)
L-3 Communications Nova Engineering, Inc.
(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	31-1287491 (I.R.S. employer identification no.)
L-3 Communications Shared Services, LLC
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-2876838 (I.R.S. employer identification no.)
L-3 Fuzing and Ordnance Systems, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	31-0740721 (I.R.S. employer identification no.)
L-3 G.A. International, Inc.
(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	65-0501176 (I.R.S. employer identification no.)

L-3 Global Communications Solutions, Inc.
(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1763687 (I.R.S. employer identification no.)
L-3 Services, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2588754 (I.R.S. employer identification no.)
L-3 Unmanned Systems, Inc.
(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	75-2715474 (I.R.S. employer identification no.)

600 Third Avenue New York, New York (Address of principal executive offices)	10016 (Zip code)

5.20% Series B Senior Notes due 2019 and Guarantees of 5.20% Series B Senior Notes due 2019 (Title of the indenture securities)

SIGNATURE

1.	General information. Furnish the following information as to the Trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State	One State Street, New
of New York	York, N.Y. 10004-1417,
and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New
York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.
2.	Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of March, 2010.

THE BANK	OF NEW YORK MELLON
By: Name:	/S/ FRANCA M. FERRERA FRANCA M. FERRERA
Title:	SENIOR ASSOCIATE

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2009, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,971,000
Interest-bearing balances	58,139,000
Securities:
Held-to-maturity securities	4,414,000
Available-for-sale securities	48,838,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	85,000
Securities purchased under agreements to resell	51,000
Loans and lease financing receivables:
Loans and leases held for sale	38,000
Loans and leases, net of unearned income	25,990,000
LESS: Allowance for loan and lease losses	475,000
Loans and leases, net of unearned income and allowance	25,515,000
Trading assets	4,711,000
Premises and fixed assets (including capitalized leases)	1,057,000
Other real estate owned	4,000
Investments in unconsolidated subsidiaries and associated companies	915,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	4,991,000
Other intangible assets	1,471,000

Dollar Amounts In Thousands
Other assets	11,075,000

Total assets	164,275,000

LIABILITIES
Deposits:
In domestic offices	60,985,000
Noninterest-bearing	30,587,000
Interest-bearing	30,398,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	73,119,000
Noninterest-bearing	2,527,000
Interest-bearing	70,592,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	2,043,000
Securities sold under agreements to repurchase	11,000
Trading liabilities	5,570,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	1,249,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	4,071,000

Total liabilities	150,538,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,499,000
Retained earnings	5,404,000
Accumulated other comprehensive income	-1,665,000
Other equity capital components	0
Total bank equity capital	13,373,000
Noncontrolling (minority) interests in consolidated subsidiaries	364,000
Total equity capital	13,737,000

Total liabilities and equity capital	164,275,000

     I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
     Thomas P. Gibbons,
Chief Financial Officer
     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Robert P. Kelly Catherine A. Rein	Directors